Shareholders' Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 5: - SHAREHOLDERS’ EQUITY

a.	On January 4, 2024, the Company issued new unregistered warrants to purchase up to 5,213,104 ADSs in consideration for the immediate exercise at a reduced exercise price of $0.65 per ADS of certain outstanding warrants to purchase up to an aggregate of 2,606,552 ADSs issued by the Company in September 2023 and December 2022, The new warrants have an exercise price of $0.65 per ADS and have a term of exercise equal to three years or five and one-half years, as applicable, based on the term of the warrants, from the date of issuance. The Company received gross proceeds of approximately $1,696 and a net sum of approximately $1,433, after deduction of underwriter discount and issuance expenses of $263.

b.	On May 6, 2024, the Company issued a press release announcing receipt of a Nasdaq delisting notification regarding the Company’s non-compliance with the minimum $1.00 bid price requirement for continued listing set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Price Rule”) and appeal and the board approval of a ratio change of the ADSs to non-traded ordinary shares (equivalent to a reverse split) designed to regain compliance. On May 24, 2024, the Company issued a press release announcing the receipt of a Nasdaq staff determination letter regarding the Company’s non-compliance with the minimum stockholders’ equity requirement of at least $2,500 for continued under Nasdaq Listing Rule 5550(b)(1) (the “Minimum Shareholders’ Equity Rule”) and a hearing before the Nasdaq Hearing Panel to present a plan for regaining compliance.

c.	On May 21, 2024, the ratio between the Company’s ordinary shares and its ADSs was increased from 400 ordinary shares per one ADS to 4,000 ordinary shares per one ADS, a change which was equivalent to a reverse split of 10 for 1. All ordinary shares and ADS amounts have been retrospectively applied to these financial statements, where applicable.

d.	On June 7, 2024, the Company announced receipt of notification from Nasdaq that it had regained compliance with the Minimum Price Rule.

e.	On June 18, 2024, the Company presented to the Nasdaq Hearing Panel the Company’s plan to regain compliance with the Minimum Shareholders’ Equity Rule.

NOTE 10:- SHAREHOLDERS’ EQUITY

a.	Rights attached to shares:

An ordinary share confers upon its holder(s) a right to vote at the general meeting, a right to participate in distribution of dividends, and a right to participate in the distribution of surplus assets upon liquidation of the Company.

b.	On February 2, 2021, the Company closed an underwritten offering in which it sold 2,434,783 American Depositary Shares (“ADSs”)at a public offering price of $4.95 per ADS. On February 10, 2021, Aegis Capital Corp., the sole bookrunning manager for the underwritten offering, fully exercised its over-allotment option to purchase an additional 365,217 ADSs, bringing total gross proceeds to the Company from the offering including exercise of the over-allotment option of approximately $13,800. The Company received a net amount of $12,480 after deduction of issuance expenses of $360.

c.	On December 27, 2021, the Company closed an underwritten offering in which it sold 3,813,560 ADSs at a public offering price of $2.36 per ADS. On December 27, 2021, Aegis Capital Corp., the sole bookrunning manager for the underwritten offering, fully exercised its over-allotment option to purchase an additional 330, 508 ADSs, bringing total gross proceeds to the Company from the offering including exercise of the over-allotment option of approximately $9,780. The Company received a net sum of $8,956 (after deduction of issuance expenses of $63.

d.	On November 10, 2022, the Company announced that it plans to affect a ratio change of the ADSs to its non-traded ordinary shares from the previous ratio of one (1) ADS representing forty (40) ordinary shares to a new ratio of one (1) ADS representing four hundred (400) ordinary shares. The ratio change had the same effect as a reverse split of the existing ADSs of one (1) new ADS for every ten (10) old ADSs. The effective date for the ratio change was November 25, 2022.
e.	On December 13 2022, the shareholders approved an amendment to the Company’s Articles of Association increasing the registered share capital of the Company by an additional 18,200,000,000 Ordinary Shares (the equivalent of 45,500,000 ADSs) such that the total registered share capital of the Company would consist of 20,000,000,000 Ordinary Shares, no par value (the equivalent of 50,000,000 ADSs).

f.

On December 20, 2022, the Company closed an underwritten public offering with gross proceeds to the Company of $8,000 before deducting underwriting discounts and other expenses payable by the Company. The offering consisted of 1,600,000 units and pre-funded units. Each unit consisted of one ADS and two warrants, each to purchase one ADS, and each pre-funded unit consists of one pre-funded warrant to purchase one ADS and two warrants each to purchase one ADS. One of the warrants (Non-Exchangeable Warrant) will expire three years from the date of issuance, and the other warrant (Exchangeable Warrant) expired one year from the date of issuance and provided for exercised for half an ADS on or prior to six (6) months following the original issuance for no additional consideration. Each ADS (or pre-funded warrant) was sold together with two warrants at a combined purchase price of $5.00 per unit (or $4.99 per pre-funded unit after reducing $0.01 attributable to the exercise price of the pre-funded warrants). The Company issued a total of 400,000 Common Units and 1,200,000 pre-funded units, including 1,600,000 Exchangeable Warrants and 1,600,000 Non Exchangeable Warrants. The Company received a net sum of $7,231 after deduction of underwriter discount and issuance expenses of $769. The warrants were classified as liabilities, initially and subsequently measured at fair value through earnings pursuant to ASC 480 as the warrants are not considered indexed to the Company’s own shares.

During 2023, 750,000 warrants were reclassified from Exchangeable Warrants to pre-funded warrants and 710,000 warrants were exercised into ADSs.

g.

On September 19, 2023, the Company closed an offering in which we issued (i) in a registered direct offering, 400,000 ADSs and pre-funded warrants to purchase up to 746,552 ADSs, at an exercise price of $0.001 per ADS, at a purchase price of $1.16 per ADS and $1.159 per pre-funded warrant, and (ii) in a concurrent private placement, unregistered warrants to purchase up to 1,146,552 ADSs. The warrants have an exercise price of $1.16 per ADS and are exercisable for a period of five and one-half years from issuance. We received gross proceeds of approximately $1.33 million and a net sum of approximately $1.0 million after deduction of placement agent fees and issuance expenses. The warrants were accounted as equity.

h.	On October 11, 2023, the Company issued 289,389 ADSs to a service provider. The fair value of the ADSs that were granted was $270.